flyExclusive, Inc. Q1 2026 Earnings Review May 11, 2026

FORWARD-LOOKING INFORMATION.  This Presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to flyExclusive the products and services offered by flyExclusive and the markets in which it operates and flyExclusive’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to a change in flyExclusive’s business or results of operations, (ii) the ability to maintain the listing of flyExclusive’s securities on a national securities exchange, (iii) changes in the capital structure of flyExclusive, (iv) changes in the competitive industries and markets in which flyExclusive operates or plans to operate, (v) changes in laws and regulations affecting flyExclusive’s business, (vi) the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, (vii) risks related to flyExclusive’s potential inability to achieve or maintain profitability and generate cash, (viii) current and future conditions in the global economy and their impact on flyExclusive, its business and markets in which it operates, (ix) the potential inability of flyExclusive to manage growth effectively, (x) flyExclusive’s customer concentration, and (xi) the ability to recruit, train and retain qualified personnel.  The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in flyExclusive’s Form 10-K filed on March 5, 2026 and other documents filed or to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Disclaimers & Other Important Information

I. EXECUTIVE SUMMARY Q1 2026 HIGHLIGHTS Structurally Improved Model Growth in flight hours with fewer aircraft Sustained growth across MRO & fractional categories +14% YoY growth in MRO +760 bps YOY increase in dispatch availability Adjusted EBITDA Inflection $96 million in consolidated revenue +9% YoY revenue growth +60% YoY increase in gross profit $0.2M Positive Adjusted EBITDA Strengthened Balance Sheet $10M reduction in LT Notes Payable $98M At-The-Market (ATM) facility availability

Who We are Trusted partner in private jet travel, providing our clients with curated jet experiences that anticipate their needs for flexibility, comfort, and style World-class private aviation company providing a reliable travel experience and exclusive customer benefits Product suite serves range of client needs while diversifying revenue streams, with ~50% of revenue contracted on an annual basis Industry-leading fleet with 85+ light to super-mid jets on certificate and 100% operational control Fastest growing operator since 2019 and the 3rd largest private operator in the U.S. per Argus Fleet modernization and in-house 24/7 maintenance, paint, avionics, and interior refurbishment to maintain highest quality fleet

INDUSTRY TAILWINDS DRIVING TAM GROWTH

flyExclusive well-positioned to benefit and capture market share

Private Aviation Industry is expected to reach $67B by 2032.
Industry Drivers:

Headwinds in Commercial Aviation push UHNW to Private Travel

- Declines in customer experience and overall dissatisfaction with airlines resulting from delays, cancellations, layovers, etc.
- Persistent shift toward convenience, control, and time efficiency. Increasing customer preference for direct access, schedule flexibility, and reduced travel friction

Landscape shift in Air Travel from Commercial to Private

- Industry has grown 3x GDP since 2000 [(1)]
- The pandemic accelerated sustained market growth as individuals seek safer flying options that were seamless and hassle-free

Reinstatement of Corporate Private Aviation Usage

- Corporate reductions in flight spending have reversed as executives prioritize reliability, time efficiency, and control
- Ongoing constraints in commercial travel and heightened focus on productivity are driving sustained increased corporate spending on private aviation usage

Growing HNW Cohort Driving Demand

- Approximately 10% of households that can afford private aviation (defined as HHNW > $10 million +) use it … Significant Penetration Opportunity
- Monthly private jet departures up 47% compared to 2021

Private Charter Market ($ Bn)



CAGR +7%
$ 31.4
$ 48.1
$ 67.7
2021
2025
2032E

 # Of U.S. Millionaires



CAGR +4%
22
25
30
2021
2025
2030E

Source: IBIS, UBS, Business Insider, Wall Street research, McKinsey, Fortune, WingX
(1) GDP annual growth of 1.9% since 2000

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Company Market Share Grown to 5th largest U.S. operator in ten years capturing market share in a fragmented market Avionics 2Q 22 2025 Top U.S. Private Jet Operators(1) Paint 2Q 21 Sky Night 1Q 20 Interiors 4Q 20 Jet Club 2Q 20 Rank #1,926 Rank #5 MRO 3Q 21 Repair Center 2Q 23 2024 1st Challenger 350 2Q 24 Fractional 3Q 23 2021 2015 2023 2022 2020 2025 Top Operators in North America(2) 2025 Positive Adj. EBITDA 4Q 25 Source: Private Jet Card Comparisons (ARGUS TRAQPak) Source: Sherpa Report (WingX) Starlink Dealership 1Q 2026 2026

Our scope and Scale Floating fleet model with 100% operational control Headquartered in Kinston, North Carolina Operations centrally located within two flight hours of approximately 70%+ of the Company’s flight demand Approximately 675 employees Operations Overview Light Jet Activity Floating fleet of approximately 85 light, mid, and super-mid aircraft 100% Operational Control of the fleet Intentional fleet concentration across OEM (Citation and Bombardier) delivers consistent customer experience and operational expertise Aircraft Strategically Situated Closer to Demand Kinston, NC Headquarters

OUR PRODUCTS AND SERVICES

Multi-product approach to meet and serve varying client needs and preferences

	Contractually Committed Demand		
Wholesale	**JetClub**	**Fractional**	**Partnership**
• Most flexible offerings suited for variable / on-demand flight needs • Variable contract terms • Annual flying needs vary • Quote specific rates	• Subscription-based model with contractual rates • 2 year term contracts • 20-50 hours of annual flight needs • 2-year rate lock, no blackout dates	• Customer owns share of aircraft • 3-5 year term contracts • 50-200+ hours of annual flight needs • Guaranteed availability, no blackout dates, upgrade/downgrade available	• 25-95% ownership of aircraft • 5+ year ownership contracts • 50-200+ hours of annual flight needs • Rate based on occupied flight time, no fixed, variable or maintenance costs

Benefits to Customers

- ✓ No Blackout Dates & Full access to fleet
- ✓ Range of products to fit each unique customer need
- ✓ Consistent quality and luxury experience across all products

Benefits to flyExclusive

- ✓ Asset- and Capital-lite business model
- ✓ High aircraft utilization and large operational scale
- ✓ Stable and recurring revenue streams with high visibility

Fleet Range



Very-Light
HondaJet



Light
Citation CJ3/CJ3+



Midsize
Citation Excel/XLS/XLS+



Super-Midsize (Legacy)
Citation Sovereign
Citation X



Super-Midsize
Challenger 300
Challenger 350

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Charter Revenue Mix Evolution to diversified mix and recurring committed revenue 5% 4% Contractually Committed & Recurring Demand 9% 26% 31% 39% 37% Wholesale JetClub Partner Fractional 2% 49% 2021 2022 2023 2020 2024 2025 Long-Term Goal 70% 49% Contractually Committed 100% Pre-Paid ~83% Retention(1) Retention is calculated on JetCard customers Higher Quality & More Predictable Revenue

VERTICAL INTEGRATION - MRO

Maintenance & Repair (MRO) Continued Investment in State-of-the-Art Facilities and Capabilities

Fly Exclusive MRO

104,000 sq ft facility	▪ Part 145 Repair Station – 180+ technicians ▪ Six dedicated hangars incorporating electrostatic paint facility – accommodating aircraft up to Gulfstream size
24/7 Operations	▪ Co-location of maintenance, interior refurbishment and paint on one strategically located east-coast campus ▪ 13 Mobile Service Units (MSU) located across US to quickly service MX events and minimize down-time
Advanced Avionics	▪ Starlink Authorized Dealership ▪ Garmin G3000 / G5000 avionics retrofit ▪ PMA (Parts Manufacturing Approval) wiring harness ▪ Latest generation Satellite Wi-Fi solutions
External Revenue Growth	▪ Incremental external revenue growth ▪ Geographic expansion through M&A opportunities at high margin


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I. EXECUTIVE SUMMARY Q1 2026 PERFORMANCE

Q1 2026(1) PERFORMANCE AT A GLANCE

Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line records

Revenue



Charter
Fractional Sales
MRO
+9%
$ 88.1
$ 96.3
1Q25
1Q26

Gross Profit & Margin



+69%
$ 11.3
$ 19.1
1Q25
1Q26

+9% in flight revenue

+5% in fractional revenue

+14% in MRO revenue

20% Gross Margin representing a **+699 bps** YOY improvement

(1) *Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026.*
(2) *Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation*
(3) *Charter Revenue includes JetClub, Fractional, Partner, and Wholesale flight revenues.*

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Q1 2026(1) Performance at a glance Adjusted EBITDA (2) Adjusted EBITDAR (2) $6.6M improvement in Adjusted EBITDA compared to Q1 2025 +740 basis point improvement in Adjusted EBITDA margin +9% improvement in Revenue per SG&A Headcount reflecting efficiency gains Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line records Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation

Quarterly Performance at a glance Sequential quarterly improvement in Adjusted EBITDA (in millions) Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation Average Adj. EBITDA improvement ~$2M / qtr

PROFITABLE GROWTH ROADMAP

Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line gains



ACQUISITION OPPORTUNITIES
12%+
COST REDUCTION INITIATIVES
3.0 – 4.0%
2.0 – 3.0%
IMPROVED EFFICIENCY
3.0 – 6.0%
GROWTH INITIATIVES
3.0 – 4.0%
Adj. EBITDA margin over time
0%
Q1 2026 Adj. EBITDA margin
0%
Fractional & JetClub Programs
Fleet Expansion
External MRO Growth
Fleet Utilization & Availability
Vertical Integration
Technology Enhancements
SG&A Leverage
Operations
Supply Chain
Expanded Customer Base
Market Expansion
Integration Synergies

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Fleet refresh execution... Eliminated 31 non-performing aircraft Non-Performing Aircraft 3 non-performing aircraft disposed during Q1 2026 Operating loss reduced to <$300K per month from over $3M monthly at beginning of 2024 Continued progress towards fully eliminating by 2026 Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation

OPERATIONAL EFFICIENCY GAINS Fleet Refresh and operational improvements resulting in improved utilization and more efficient fleet Dispatch Availability +15% improvement in availability across the fleet 13 MSU trucks deployed in strategic geographic regions with planned expansion to 30+ trucks Each 1% improvement results in +$210K monthly / $2.5M annual contribution(3) Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Utility is defined as total flight hours flown on our core fleet (CJ3s, XLs, and Challenger 300/350s) divided by the monthly average number of aircraft, including those aircraft not available due to maintenance. Utility is shown as a monthly average. Calculation assumes our current fleet size. +760 bps

…Leads to Improved utilization Fleet Refresh resulting in improved utilization and more efficient fleet Aircraft Generating Revenue Flight Hours 7% reduction in fleet size +7% increase in flight hours +15% increase in aircraft utilization on core fleet due to a more efficient fleet mix Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Utility is defined as total flight hours flown on our core fleet (CJ3s, XLs, and Challenger 300/350s) divided by the monthly average number of aircraft, including those aircraft not available due to maintenance. Utility is shown as a monthly average. (7%) +7% Core Fleet A/C Utility +15% Core Fleet A/C Utility (2)

Q1 2026(1) Performance at a glance Improved SG&A operational leverage SG&A % of Revenue (2) Flight Hours per SG&A Headcount Revenue per SG&A Headcount Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Members contributing to revenue during the three-months ended March 31, 2026. (25 bps) +7% +9%

Q1 2026(1) Performance at a glance Retail Customer and Sales Performance Retail Members (2) Retail Sales – Jet Club Retail Sales - Fractional +1% (11%) +27% Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. Members contributing to revenue during the three-months ended March 31, 2026.

I. EXECUTIVE SUMMARY APPENDIX

Non-Gaap Reconciliation EBITDA, Adjusted EBITDA, and Adjusted EBITDAR (1)(2) Consolidated results of flyExclusive, Inc. for the three-month period ending March 31, 2026. EBITDA is a performance measure that is calculated by taking net income and excluding interest, income taxes, and depreciation and amortization. Adjusted EBITDA is a performance measure that excludes the impact of non-recurring transaction that management does not consider to be indicative of the Company’s ongoing operating performance. Refer to the footnotes in the Company’s March 31, 2026 Form 10-Q for further disclosure and footnotes related to the adjustments to EBITDA. Adjusted EBITDAR is a performance measure that provides an adjustment for the effects of financing in general and the accounting effects of the acquisition of aircraft, which may be acquired outright, subject to acquisition debt, by capital or operating lease, each of which may fluctuate significantly from period to period and may result in a different accounting treatment. Reference further adjustment definition and disclosure in the MD&A section of the Form 10-Q for the period ended March 31, 2026.